Ex-10.8(e)



                                                      [For Employees of Members]
                                                          Revised April 26, 1999


                               MORTGAGE.COM, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT is between Mortgage.com, Inc., a Florida corporation (the "Company"), and the person whose signature is set forth on the signature page hereof ("Participant").

                                    RECITALS

         WHEREAS, the Company has adopted the Mortgage.com, Inc. Stock Option Plan (the "Plan") which provides for the grant of options to certain Employees, Non-Employee Directors, and Non-Employee Advisors;

         WHEREAS, Participant was formerly an employee of the Company who, at the request of the Company became an employee of one of the member organizations ("Member") that markets the Company's services;

         WHEREAS, as an employee of the Member, Participant is a Non-Employee Advisor to the Company and in such capacity is in a position to contribute materially to the continued growth and development and the future financial success of the Company;

         WHEREAS, the Company wishes to grant to Participant an option to purchase common stock of the Company on the terms and conditions specified herein to provide a means for the Participant to participate in the future growth of the Company and to increase the Participant's incentive and personal interest in the continued success and growth of the Company; and

         NOW, THEREFORE, the parties agree as follows (any capitalized terms used herein but not defined herein shall have the respective meanings given in the Plan):

         1. Option.

            (a) Grant. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to Participant a Non-Qualified Stock Option to purchase all or any part of the Shares set forth on the signature page hereof, at the exercise price set forth on the signature page hereof.

            (b) Term. The term of the Option shall expire at 11:59 p.m. on the date immediately preceding the tenth anniversary of the date of grant of the Option.

            (c) Vesting. Unless otherwise set forth herein, vesting of the Option shall occur only during the time in which Participant is employed by the Member and the Member is a member of Company and the Option shall vest as set forth in the following table:

   Years from Date of                            Cumulative Number of Shares
First Service with Company                    As to which Option is Exercisable
--------------------------                    ---------------------------------

     After one year                                         20%
     After two years                                        40%
     After three years                                      60%
     After four years                                       80%
     After five years                                      100%


         2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement and the Plan, exercise all or any portion of the Option that has vested pursuant to Section 1 hereof by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a Fair Market Value on the date of exercise equal to the exercise price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price. No portion of the Option may be exercised after it has expired pursuant to Section 1 hereof.

         3. Termination of Employment with Member.

            (a) If the employment of Participant with Member terminates by reason of disability, Participant (or his or her legal representative) may exercise any portion of the Option which has then vested pursuant to Section 1 hereof for a period of one year after the date of such termination of employment and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof. For purposes of this Agreement, the term "disability" shall mean a total and permanent disability as determined by the Board of Directors in its sole discretion.

            (b) If the employment of Participant with Member terminates by reason of death, any unvested portion of the Option shall vest in full upon Participant's death, and Participant's Beneficiary (as hereinafter defined) may exercise the Option for a period of one year after the date of death and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

            (c) If the employment of Participant with Member is terminated without Cause (as hereinafter defined) or is terminated by Participant for any reason other than death or disability, or if the Member employing Participant ceases to be one of the Company's member organizations that market the Company's services, Participant (or his or her legal representative) may exercise any portion of the Option which has then vested pursuant to Section 1 hereof for a period of three months after the date of such termination of employment and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

            (d) If the employment of the Participant with Member terminates for Cause, the entire Option (whether vested or non-vested) shall immediately be forfeited and become null and void. For purposes hereof, "Cause" shall mean material nonfeasance, material malfeasance or material misfeasance on the part of the Participant which, if susceptible of cure, shall continue after notice of the default and a reasonable opportunity to cure.

            (e) For purposes of this Section 3, termination of employment of Participant shall include termination of the engagement as a consultant to the Company of Participant or of a business entity of which Participant is a principal.

         4. Withholding. The Company may deduct and withhold from any cash payable to Participant such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes in connection with any exercise of this Option. The Participant may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option or (b) by delivering to the Company Shares already owned by the Participant. The Shares so delivered or withheld shall be a whole number, have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined, shall be free of all adverse claims, and shall be duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank.

         5. Nonalienation. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

         6. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Board of Directors. The last such designation received by the Board of Directors shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board of Directors prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board of Directors determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

         7. Securities Law Restrictions. Participant agrees and acknowledges with respect to any Shares that have not been registered under the Securities Act of 1933 as amended (the "Act"), that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect.

         8. Limited Interest.

            (a) The grant of the Option shall not be construed as giving Participant any interest other than as provided in this Agreement.

            (b) Participant shall have no rights as a shareholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

            (c) The grant of the Option shall not confer on Participant any right to continue as a Non-Employee Advisor, nor interfere in any way with the right of the Company to terminate the Company's relationship with the Member at any time.

            (d) The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

         9. Incorporation by Reference. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         11. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties thereto.

         12. Counterparts. This Non-Qualified Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Optionee has hereunto affixed his or her hand, all on the day and year set forth below.


                                             MORTGAGE.COM, INC.

                                             By:_______________________________
                                             Its:______________________________

                                                        ("Company")

                                             __________________________________
                                             Name:_____________________________

                                                      ("Participant")


No. of Shares:                _________     Grant Date:     _____________, ____

Exercise Price Per share:                   Initial Exercise Date:_______, ____

Date of Agreement:  ___________, _____      Option Expiration Date:____________

Beneficiary:__________________________      Date of First Service with
                                            Company:____________________________
Beneficiary Tax Identification No.:
                                            Address of Beneficiary:
______________________________________
                                            ____________________________________

                                            ____________________________________